Annual Report

December 31, 2000

Institutional Small-Cap Stock Fund

T. Rowe Price, Invest With Confidence (registered trademark)


DEAR INVESTOR

What bear market? Small-cap value stocks, which have long formed the core of our investment approach, finally got another chance to ride the bull after being thrown in the mid-1990s. Though 2000 will be remembered by some as the worst year for stocks since bell-bottoms were in fashion, neglected and inexpensive small-cap shares came back into vogue.

     Performance Comparison
--------------------------------------------------------------------------------

                                                                        Since
                                                                    Inception
     Periods Ended 12/31/00                     6 Months              3/31/00

     Institutional Small-Cap
     Stock Fund                                     4.32%                7.03%

     Russell 2000 Index                            -5.88                -9.44

     Lipper Small-Cap
     Core Fund Index                               -1.49                -3.07

     S&P 500 Stock Index                           -8.72               -11.15


     In absolute terms and compared with our benchmarks, the performance of the Institutional Small-Cap Stock Fund was outstanding in the second half of 2000 and in the nine months since inception. The fund posted a healthy gain despite the market's crash landing, as shown in the table. Our gain of 4.32% over six months and 7.03% for nine months far exceeded the performance of the unmanaged Russell 2000 Index of smaller companies, the average competing fund as measured by Lipper, and the large-cap Standard & Poor's 500 Stock Index. These strong results owed as much to the stocks we bought as to those we avoided. We were rewarded for not owning the highflying Internet and technology stocks as their pie-in-the-sky business models got thrown back in investors' faces. We kept our shareholders healthy by refusing to handle most of these "bleeding edge" tech stocks.


YEAR-END DISTRIBUTIONS

     Your fund's Board of Directors declared a year-end income distribution of $0.03 per share and a capital gain distribution of $0.06 per share, all of it long term. These were paid on December 14 to shareholders of record on December 12. You should already have received your check or statement reflecting them as well as our Form 1099-DIV summarizing this information for 2000 tax purposes.


INVESTMENT REVIEW

     Several segments of the Russell 2000 Index posted excellent returns in the second half. Utilities rose nearly 38%, energy gained 25%, and financial stocks advanced almost 22%. By contrast, last year's glamour sectors were tarnished. Telecom services plunged 70% and information technology fell 41%. A slowdown in the economy caused a 21% loss in small-cap industrial stocks.

     Your fund benefited from strong stock selection in the financial sector. Though we had less exposure to financials than the index, our holdings, led by Downey Financial, surged more than 40%-nearly twice as strong as the overall small-cap financial sector. Downey, a Newport Beach, California, savings and loan, rose more than 90% in the second half and 175% for the year. Investors recognized Downey's strong franchise value and may have anticipated that rate cuts by the Federal Reserve would boost the firm's earnings in 2001 and beyond. (In a surprise move between regular meetings, the Fed cut the key federal funds rate by a half point on January 3, after the end of the period under review.) Another strong performer was Southwest Bancorp, a solidly managed Houston bank that more than doubled in the past six months following strong results. Southwest's location in the Texas oil patch helps keep fundamentals looking strong in the near term. The financial sector alone accounted for about half of the fund's second-half gain.

     Sector Diversification
--------------------------------------------------------------------------------

     Business Services and Transportation                          21%

     Capital Equipment, Process Industries,
     and Basic Materials                                            6

     Technology                                                    10

     Consumer Services, Cyclicals, and Education                   20

     Financial                                                     14

     Energy and Utilities                                          11

     Consumer Nondurables                                          15

     Reserves                                                       3

     Based on net assets as of 12/31/00.

     Overweighting the energy sector also aided results, and our selections here rose nearly 32% in the second half, led by Barrett Resources and Cross Timbers Oil, each of which soared more than 80%. These companies with their proven natural gas reserves are benefiting from the gas shortage and this winter's soaring prices. Inventories of natural gas, which is used increasingly as a cleaner fuel, ended the year 29% below year-ago levels.

     Utilities power gains

     Though the fund had only half as large a weighting in utilities as the Russell 2000 Index weight of 4.3%, our holdings surged 63%, well ahead of the index components. Cleco was the fund's top performer here, gaining nearly 67% for the half. Investors came to appreciate its independent power generation subsidiary, which sells electric power to other utilities.

     Technology, telecom services, and industrial stocks detracted significantly from performance. Still, stock selection in industrials and technology, as well as a significant underweighting in telecom services, aided results relative to the index. Three of the fund's largest detractors came from the technology sector. Littelfuse and Artesyn Technologies declined 42% and 43%, respectively. Both experienced significant slowdowns in end-product demand and preannounced earnings shortfalls for the fourth quarter. Keynote Systems, which provides products to measure Web site performance, experienced slower growth as its dot-com customers deferred spending. The stock fell from above $70 to about $14 during the second half.


PORTFOLIO HIGHLIGHTS

     One of the fund's largest purchases in the second half was Valley National Bancorp, a regional bank in northern New Jersey with 117 branches and $6.4 billion in assets. The bank has a strong franchise, steady loan growth, and a high return on assets. Management and employees are also significant shareholders and have always been focused on improving earnings per share.

     Another large purchase, Artesyn Technologies, discussed above, is a global manufacturer of power control and conversion systems. Its products convert electrical currents and regulate the voltage of electricity as it enters a computer. Artesyn products also act as a backup to any brief power outages. The company is introducing many smaller and faster new products over the next year that will sell into the rapidly growing markets for Internet servers and telecommunications base stations. We bought the stock ahead of the new product cycle anticipating that investors would give Artesyn a higher valuation when these products come to market. Unfortunately, the company's sales fell short of expectations in the fourth quarter due to a component shortage. Artesyn performed well in the first half but gave up those gains and more late in the year. We remain committed to the stock.

     Black Box, another major new commitment for the fund, is a marketer of computer accessory, wiring, and networking products sold through a catalog. The company has been able to develop a very loyal customer base around the world by offering free technical assistance. Black Box has recently expanded into on-site wiring services. The company sells and installs the computer and telephone wiring for new and existing offices, schools, retail establishments, and other commercial locations. Through acquisitions of regional wiring companies, Black Box has built a business that should be larger than its traditional computer product sales this year. Black Box's earnings are expected to grow 25% this year, and we were able to purchase the stock at a reasonable forward price/earnings multiple of 17.

     Our largest sales included Texas Instruments, US Can, and Technitrol. In 2000, Texas Instruments bought chipmaker Burr Brown, in which we had a big position. Following the acquisition, we sold TI because of its extremely large market capitalization. Similarly, we exited US Can when management completed a leveraged buyout last summer. Finally, we took profits by selling about half of our position in Technitrol, a networking component manufacturer that soared in 2000 and hit our price targets.


OUTLOOK

     Growth vs. Value
--------------------------------------------------------------------------------

                                                    1999                2000

     Russell 2000 Growth Index                     43.09%            -22.43%

     Russell 2000 Value Index                      -1.49               22.83

     Moving ahead we can expect more moderate results versus the index, as the dichotomy in performance between growth and value stocks has been particularly extreme in recent periods, as shown in the table. We continue to believe small-caps will outperform large-caps in the intermediate future. While large-cap shares fell hard last year, their valuations remain stretched. Meanwhile, empirical evidence suggests small-caps remain quite attractively valued compared with historical averages. New Economy companies still possess tremendous growth potential, but valuations in some sectors remain inflated, and standing near a bursting bubble can be hazardous. Therefore, we believe our time-tested strategy of blending growth and value is particularly right for these times.


     Respectfully submitted,



     Greg A. McCrickard
     President of the fund and chairman of its Investment
     Advisory Committee

     January 16, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


Portfolio Highlights

  Twenty-Five Largest Holdings
  ------------------------------------------------------------------------------

                                                           Percent of
                                                           Net Assets
                                                             12/31/00

  Downey Financial                                                2.3%

  Cleco                                                           2.2

  Harman International                                            1.8

  Barrett Resources                                               1.7

  Lincare Holdings                                                1.7

  Insituform Technologies                                         1.6

  Brown and Brown                                                 1.5

  PartnerRe Holdings                                              1.5

  Matthews International                                          1.4

  Cross Timbers Oil                                               1.4

  Chittenden                                                      1.3

  WestAmerica                                                     1.3

  SCP Pool                                                        1.3

  Valley National Bancorp                                         1.2

  Noble Affiliates                                                1.2

  SEACOR SMIT                                                     1.2

  Maximus                                                         1.2

  Southwest Bancorp                                               1.2

  Iron Mountain                                                   1.2

  Inhale Therapeutic Systems                                      1.2

  Littelfuse                                                      1.1

  BISYS Group                                                     1.1

  Casey's General Stores                                          1.1

  F. Y. I.                                                         1.0

  Armor Holdings                                                  1.0

  Total                                                          34.7%
--------------------------------------------------------------------------------

Note: Table excludes reserves.


Portfolio Highlights

Major Portfolio Changes

Listed in descending order of size
6 Months Ended 12/31/00


TEN LARGEST PURCHASES
--------------------------------------------------------------------------------

Harman International

Valley National Bancorp*

Artesyn Technologies*

Black Box*

SEACOR SMIT

Cleco

Insituform Technologies

Methode Electronics

Iron Mountain

Atwood Oceanics*


TEN LARGEST SALES
--------------------------------------------------------------------------------

Texas Instruments**

Southwest Bancorp

US Can**

Technitrol

C.H. Robinson Worldwide

Kennametal**

Applied Micro Circuits

Keynote Systems

Burr Brown**

Medical Assurance**
--------------------------------------------------------------------------------
  *Position added
**Position eliminated


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

Institutional Small-Cap Stock Fund
--------------------------------------------------------------------------------
                                                        Lipper
                                 Institutional       Small-Cap        Russell
                                     Small-Cap       Core Fund           2000
                                    Stock Fund           Index          Index

3/31/00                                    10             10              10

12/31/00                               10.703          9.693           9.056


Total Return
--------------------------------------------------------------------------------

Institutional Small-Cap Stock Fund
Period Ended 12/31/00

         Since             Inception
         Inception         Date
--------------------------------------------------------------------------------

         7.03%             3/31/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


Financial Highlights
Institutional Small-Cap Stock Fund

                                              For a share outstanding
                                                throughout the period

                                                              3/31/00
                                                              Through
                                                             12/31/00

  NET ASSET VALUE

  Beginning of period                                      $    10.00

  Investment activities
     Net investment income (loss)                                0.02*
     Net realized and
     unrealized gain (loss)                                      0.68
     Total from
     investment activities                                       0.70

  Distributions
     Net investment income                                      (0.03)
     Net realized gain                                          (0.06)
     Total distributions                                        (0.09)

  NET ASSET VALUE
  End of period                                            $    10.61

  Ratios/Supplemental Data

  Total return(diamond)                                          7.03%*

  Ratio of total expenses
  to average net assets                                       0.75%*!

  Ratio of net investment
  income (loss) to average
  net assets                                                  0.66%*!

  Portfolio turnover rate                                      15.8%!

  Net assets, end of period (in thousands)                 $  229,475

* Excludes expenses in excess of a 0.75% voluntary expense limitation in effect through 12/31/01.

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions.

 !        Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
Institutional Small-Cap Stock Fund
December 31, 2000

                                                         Shares         Value
                                                                 In thousands

Common Stocks  97.2%

FINANCIAL  14.3%

Bank and Trust  9.4%

Charter One Financial                                    37,476   $    1,082

Chittenden                                               99,800        3,025

Citizens Banking                                         68,300        1,991

Downey Financial                                         95,600        5,258

First Bell Bancorp                                       10,800          149

First Mariner Bancorp                                     2,600           11

Frankfort First Bancorp                                   8,300          113

Glacier Bancorp                                          43,223          532

Marshall & Ilsley                                         3,000          153

Southwest Bancorp *                                      64,000        2,750

Summit Bancorp                                           21,800          832

Valley National Bancorp                                  84,800        2,825

WestAmerica                                              67,900        2,922

                                                                      21,643


Insurance  4.4%

Brown and Brown                                         100,000        3,500

Harleysville Group                                       22,600          665

London Pacific Group ADR                                 68,600          519

PartnerRe Holdings                                       56,400        3,440

Selective Insurance                                      16,600          404

W. R. Berkley                                            31,200        1,473

                                                                      10,001


Financial Services  0.5%

Delta Financial *                                        27,300            9

Financial Federal *                                      20,000          477

ITLA Capital *                                           35,600          683

                                                                       1,169

Total Financial                                                       32,813


UTILITIES  2.7%

Telephone  0.4%

Rural Cellular (Class A) *                               11,900          352

Western Wireless *                                       16,500          647

                                                                         999


Electric Utilities  2.3%

Cleco                                                    90,800        4,972

Unisource Energy                                         10,800          203

                                                                       5,175

Total Utilities                                                        6,174


CONSUMER NONDURABLES  14.7%


Cosmetics  0.1%

Chattem *                                                35,000   $      201

                                                                         201


Food Processing  1.3%

American Italian Pasta *                                 34,100          914

International Multifoods                                 82,300        1,672

Seneca Foods (Class A) *                                 17,700          252

Seneca Foods (Class B) *                                  6,800          100

                                                                       2,938


Hospital Supplies/Hospital Management  5.4%

Airgas *                                                 74,200          505

Cephalon *                                               34,176        2,163

Hooper Holmes                                            76,900          851

Lincare Holdings *                                       68,400        3,901

Mentor                                                   94,700        1,867

Molecular Devices *                                      19,500        1,334

Renal Care Group *                                       34,600          948

Steris *                                                 49,500          798

                                                                      12,367


Pharmaceuticals  1.0%

Arena Pharmaceuticals *                                   4,900           76

AtheroGenics *                                              800            4

Aurora Biosciences *                                     15,100          475

Incyte Genomics *                                        12,100          301

Noven Pharmaceuticals *                                  10,800          402

NPS Pharmaceuticals *                                    17,800          852

Triangle Pharmaceuticals *                               57,900          288

                                                                       2,398


Biotechnology  3.4%

Abgenix *                                                10,800          638

Alkermes *                                               26,200          823

COR Therapeutics *                                       22,500          791

Cubist Pharmaceuticals *                                  7,900          233

Deltagen *                                               13,000          138

EDEN Bioscience *                                         6,200          185

Edwards Lifesciences *                                   41,200          731

Genaissance Pharmaceuticals *                               500            9

Gilead Sciences *                                         4,300          357

Inhale Therapeutic Systems *                             54,000        2,702

Neose Technologies *                                      2,300           76

Neurocrine Biosciences *                                 17,200          569

Serologicals *                                           36,400          549

ViroPharma *                                              8,100          117

                                                                       7,918


Health Care Services  1.6%

AmeriPath *                                              47,800   $    1,198

Boron LePore & Associates *                               9,500           99

Bruker Daltonics *                                          800           19

Orthodontic Centers of America *                         32,100        1,003

Packard BioScience *                                     17,600          202

Wilson Greatbatch Technologies *                         37,900        1,071

                                                                       3,592



Miscellaneous Consumer Products  1.9%

Coach *                                                   9,100          262

Cone Mills *                                             65,900          169

Culp                                                     20,400           41

Dan River *                                             100,500          223

Polymer Group                                            36,100          194

QuikSilver *                                             36,400          705

Reebok International *                                   25,600          700

Sola *                                                  110,900          457

Stride Rite                                              94,000          658

Unifi *                                                  68,900          616

WestPoint Stevens                                        31,200          234

                                                                       4,259

Total Consumer Nondurables                                            33,673


CONSUMER SERVICES  9.8%

Restaurants  1.7%

Applebee's                                               26,100          826

BUCA *                                                  100,200        1,468

PJ America *                                             26,300          150

Ruby Tuesday                                             75,600        1,153

Uno Restaurant *                                         35,300          291

                                                                       3,888


General Merchandisers  2.8%

Bon-Ton Stores *                                         45,100          122

Casey's General Stores                                  164,800        2,451

Columbia Sportswear *                                    34,700        1,731

Neiman Marcus Group *                                    56,400        2,006

                                                                       6,310


Specialty Merchandisers  1.3%

O' Charley's *                                          108,400        1,938

PurchasePro.com *                                        32,500          568

Urban Outfitters *                                       46,700          372

Wild Oats Markets *                                      37,700          162

                                                                       3,040


Entertainment and Leisure  1.4%

Houghton Mifflin                                         37,200   $    1,725

Papa John's International *                              35,300          789

Sonic *                                                  33,500          783

                                                                       3,297


Media and Communications  2.6%

American Tower (Class A) *                                5,000          189

Citadel Communications *                                 51,500          616

Classic Communications
  (Class A) *                                            25,800           54

Emmis Broadcasting (Class A) *                           47,500        1,360

Entercom Communications *                                18,000          620

Pegasus Communications *                                 24,400          629

Sinclair Broadcast Group (Class A) *                    136,400        1,366

Young Broadcasting (Class A) *                           31,300        1,043

                                                                       5,877


Total Consumer Services                                               22,412


CONSUMER CYCLICALS  9.9%

Automobiles and Related  2.3%

A.O. Smith (Class B)                                    117,500        2,005

Keystone Automotive *                                    24,500          171

Littelfuse *                                             87,700        2,516

Strattec Security *                                      18,400          575

                                                                       5,267


Building and Real Estate  5.1%

Apartment Investment
  & Management, REIT                                     22,300        1,114

Arden Realty, REIT                                       73,500        1,847

EastGroup Properties, REIT                               84,600        1,893

First Washington Realty Trust
  REIT                                                   33,100          854

Glenborough Realty Trust, REIT                           61,800        1,074

JP Realty, REIT                                          74,500        1,173

Parkway Properties, REIT                                 58,300        1,731

Reckson Associates Realty
  (Class B), REIT                                        23,684          644

Woodhead Industries                                      73,000        1,430

                                                                      11,760


Miscellaneous Consumer Durables  2.5%

CompX International                                      30,300          271

Harman International                                    111,100        4,055

Intranet Solutions *                                     25,400   $    1,291

                                                                       5,617

Total Consumer Cyclicals                                              22,644


TECHNOLOGY  10.1%

Electronic Components  4.1%

American Superconductor *                                20,000          572

Analogic                                                 37,800        1,693

Artesyn Technologies *                                   62,800        1,013

ATMI *                                                   43,000          838

Benchmark Electronics *                                  46,200        1,042

Exar *                                                   30,300          938

Methode Electronics (Class A)                            72,100        1,636

MKS Instruments *                                        24,700          381

QuickLogic *                                             47,900          334

SIPEX *                                                  37,200          886

                                                                       9,333


Electronic Systems  2.2%

Applied Micro Circuits *                                  2,200          165

Armor Holdings *                                        126,100        2,199

Black Box *                                              39,700        1,919

Lifeline Systems *                                       32,600          410

Lo-Jack *                                                50,900          388

                                                                       5,081


Information Processing  1.0%

F. Y. I. *                                               62,700        2,326

                                                                       2,326



Specialized Computer  0.2%

Activision *                                             17,300          260

Virata *                                                  8,200           89

                                                                         349


Telecommunications  1.0%

Airgate PCS *                                             8,500          301

Airnet Commerce *                                         2,200           15

Ditech Communications *                                  13,800          223

Harmonic *                                               56,200          321

Peco II *                                                20,700          535

Vyyo *                                                   10,200           63

West TeleServices *                                      31,500          888

                                                                       2,346


Aerospace and Defense  1.1%

DONCASTERS ADR *                                         10,600          212

Harsco                                                   58,300        1,439

Woodward Governor                                        20,500          926

                                                                       2,577


Office Automation  0.5%

Technitrol                                               29,300   $    1,205

                                                                       1,205


Total Technology                                                      23,217


CAPITAL EQUIPMENT  1.2%

Electrical Equipment  0.6%

hi/fn *                                                  23,200          639

LSI Industries                                           34,700          705

                                                                       1,344


Machinery  0.6%

Actuant                                                 127,400          382

Brooks Automation *                                      28,000          785

NN Ball & Roller                                         34,800          315

                                                                       1,482

Total Capital Equipment                                                2,826


BUSINESS SERVICES AND TRANSPORTATION  21.2%

Computer Service and Software  6.4%

724 Solutions *                                           1,200           20

Actuate *                                                21,500          412

Analysts International                                   61,600          241

BISYS Group *                                            47,600        2,496

Cambridge Technology Partners *                          23,600           59

Concord Communications *                                 19,400          170

Digital Impact *                                         42,100           99

Electronic Arts *                                        10,900          465

Genomica *                                                2,300           12

Great Plains Software *                                  13,600          640

iGATE Capital *                                          39,200          110

Interact Commerce *                                      23,000          188

Jack Henry & Associates                                   4,500          280

Keynote Systems *                                        27,800          395

Loislaw.com *                                            10,000           43

net.Genesis *                                            25,800           85

NetIQ *                                                  23,400        2,044

Packeteer *                                              33,400          414

Pixelworks *                                             15,200          342

Progress Software *                                     130,000        1,881

PSINet *                                                 41,200           31

Quest Software *                                          5,900          166

Register.com *                                           21,500          151

Sonicwall *                                              11,300          183

SPSS *                                                   31,500          702

SunGard Data Systems *                                    3,000          141

Telecommunication Systems *                               2,200   $        8

USinternetworking *                                     108,500          539

Verity *                                                 19,200          461

WebTrends *                                              39,900        1,156

Zebra Technologies (Class A) *                           15,400          635

                                                                      14,569


Distribution Services  2.6%

MSC Industrial Direct *                                  43,500          786

Primesource                                              13,300           58

SCP Pool *                                               95,800        2,877

SunSource *                                              17,100           53

United Stationers *                                      57,400        1,426

Watsco (Class A)                                         59,550          686

                                                                       5,886


Environmental  0.6%

CUNO *                                                   40,300        1,089

IT Group *                                               37,700          189

Waterlink *                                              20,300            8

                                                                       1,286


Transportation Services  3.4%

C.H. Robinson Worldwide                                  30,600          963

Comfort Systems USA *                                    59,100          126

EGL *                                                    34,750          826

Expeditors International
  of Washington                                          34,100        1,838

Heartland Express *                                      16,700          382

Hub Group (Class A) *                                    11,000           99

International Shipholding                                10,500           66

Seacor Smit *                                            53,200        2,800

UTI Worldwide *                                          37,200          732

                                                                       7,832


Miscellaneous Business Services  7.9%

AnswerThink *                                            31,900          116

Corio *                                                   4,900           10

Electro Rent *                                           54,400          772

G&K Services                                             39,500        1,115

Herman Miller                                            23,200          666

Insituform Technologies
  (Class A) *                                            92,100        3,675

Iron Mountain *                                          73,300        2,721

Ivex Packaging *                                        100,600        1,100

kforce.com *                                              8,611           27

Maximus *                                                79,100        2,764

McGrath RentCorp                                         18,900          360

MPW Industrial Services Group *                          43,300           45

New England Business Service                            101,500   $    1,852

Strayer Education                                        32,800          827

Tetra Tech *                                             68,500        2,181

                                                                      18,231


Airlines  0.3%

Midwest Express Holdings *                               54,200          796

                                                                         796

Total Business Services and Transportation                            48,600


ENERGY  8.6%

Energy Services  1.7%

Atwood Oceanics *                                        30,200        1,323

Cooper Cameron *                                          8,300          548

Grant Prideco *                                          12,100          265

Hydril *                                                 16,100          284

Smith International *                                    10,900          813

Weatherford International *                              14,600          690

                                                                       3,923


Exploration and Production  6.9%

Barrett Resources *                                      69,200        3,931

Chieftain International *                                63,300        1,749

Cross Timbers Oil                                       113,250        3,143

Forest Oil *                                             46,300        1,707

Key Energy Services *                                   116,300        1,214

National Oilwell *                                       34,800        1,346

Noble Affiliates                                         61,100        2,811

                                                                      15,901

Total Energy                                                          19,824


PROCESS INDUSTRIES  2.6%

Diversified Chemicals  1.2%

Arch Chemicals                                           90,000        1,598

Cabot Microelectronics *                                 20,800        1,082

                                                                       2,680


Specialty Chemicals  0.1%

MacDermid                                                10,900          207

                                                                         207


Paper and Paper Products  0.5%

Buckeye Technologies *                                   57,700          811

Smurfit-Stone Container *                                21,100          315

                                                                       1,126


Building and Construction  0.8%

Dal-Tile International *                                 25,600          363

Layne Christensen *                                      64,000          210

Simpson Manufacturing *                                  17,000   $      867

Trex *                                                    6,100          154

U.S. Aggregates                                          47,600          366

                                                                       1,960

Total Process Industries                                               5,973


BASIC MATERIALS  2.0%

Metals  1.7%

Gibraltar Steel                                          19,900          351

Material Sciences *                                      61,600          474

Matthews International (Class A)                         99,400        3,150

                                                                       3,975


Mining  0.3%

Battle Mountain Gold *                                  242,900          410

Lihir Gold (EUR) *                                      755,600          256

                                                                         666

Total Basic Materials                                                  4,641


EDUCATION  0.0%

Educational  0.0%

ITT Educational Services *                                4,000           88

Total Education                                                           88


FOREIGN  0.1%

Other Foreign  0.1%

ValiCert *                                               31,500          199

Total Foreign                                                            199

Total Common Stocks (Cost  $207,509)                                 223,084


SHORT-TERM INVESTMENTS  2.9%

Money Market Fund  2.9%

Reserve Investment Fund

  6.69% #                                             6,563,144   $    6,563

Total Short-Term Investments

(Cost  $6,563)                                                         6,563


Total Investments in Securities

100.1% of Net Assets (Cost $214,072)                              $  229,647


Other Assets Less Liabilities                                           (172)


NET ASSETS                                                        $  229,475
                                                                  ----------

Net Assets Consist of:

Accumulated net realized gain/loss -
net of distributions                                              $      212

Net unrealized gain (loss)                                            15,575

Paid-in-capital applicable to 21,620,604
shares of $0.0001 par value capital stock
outstanding; 1,000,000,000 shares of
the Corporation authorized                                           213,688


NET ASSETS                                                        $  229,475
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    10.61
                                                                  ----------


#        Seven-day yield
*        Non-income producing
ADR      American Depository Receipt
REIT     Real Estate Investment Trust
EUR      Euro

The accompanying notes are an integral part of these financial statements.


Statement of Operations
Institutional Small-Cap Stock Fund
In thousands

                                                                     3/31/00
                                                                     Through
                                                                    12/31/00

Investment Income (Loss)

Income
  Dividend                                                         $     853
  Interest                                                               253
  Total income                                                         1,106

Expenses
  Investment management                                                  432
  Custody and accounting                                                  85
  Registration                                                            58
  Legal and audit                                                          8
  Directors                                                                4
  Prospectus and shareholder reports                                       2
  Miscellaneous                                                            2
  Total expenses                                                         591
  Expenses paid indirectly                                                (7)
  Net expenses                                                           584

Net investment income (loss)                                             522

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                 1,607
Change in net unrealized gain or loss on securities                   10,922
Net realized and unrealized gain (loss)                               12,529

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $   13,051
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
Institutional Small-Cap Stock Fund
In thousands

                                                                     3/31/00
                                                                     Through
                                                                    12/31/00

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                                     $     522
  Net realized gain (loss)                                             1,607
  Change in net unrealized gain or loss                               10,922
  Increase (decrease) in net assets from operations                   13,051

Distributions to shareholders
  Net investment income                                                 (639)
  Net realized gain                                                   (1,278)
  Decrease in net assets from distributions                           (1,917)

Capital share transactions *
  Shares sold                                                        154,165
  Shares issued in connection with subscription in-kind               70,670
  Distributions reinvested                                             1,808
  Shares redeemed                                                     (8,302)
  Increase (decrease) in net assets from capital
  share transactions                                                 218,341

Net Assets

Increase (decrease) during period                                    229,475
Beginning of period                                                        -

End of period                                                     $  229,475

*Share information
  Shares sold                                                         15,177
  Shares issued in connection with subscription in-kind                7,088
  Distributions reinvested                                               177
  Shares redeemed                                                       (821)
  Increase (decrease) in shares outstanding                           21,621

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
Institutional Small-Cap Stock Fund
December 31, 2000


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Institutional Small-Cap Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 2000. The fund seeks to provide long-term capital growth by investing primarily in stocks of small companies.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $216,329,000 and $12,044,000, respectively, for the period ended December 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the period ended December 31, 2000. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.
--------------------------------------------------------------------------------

Undistributed net investment income                               $  117,000

Undistributed net realized gain                                     (117,000)

     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $214,072,000. Net unrealized gain aggregated $15,575,000 at period-end, of which $36,474,400 related to appreciated investments and $20,899,000 to depreciated investments.


NOTE 4 - SUBSCRIPTION IN-KIND

     On June 22, 2000, the fund acquired substantially all of the assets of T. Rowe Price Small-Cap Stock Trust (the trust) in a tax-free exchange for 7,088,284 shares of the fund. The value of trust assets at that date was $70,670,196, which included $4,652,526 of unrealized appreciation. Net assets of the trust were combined with those of the fund, resulting in aggregate net assets of $72,664,837. All fund shares acquired in the exchange were subsequently distributed to the outstanding unit-holders of the trust, and the trust was terminated.


NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $127,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.65% of average daily net assets.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage, and extraordinary expenses, through December 31, 2001, which would cause the fund's ratio of total expenses to average net assets to exceed 0.75%. Thereafter, through December 31, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.75%. Pursuant to this agreement, $76,000 of management fees were not accrued by the fund for the period ended December 31, 2000.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $48,000 for the period ended December 31, 2000, of which $5,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the period ended December 31, 2000, totaled $252,000 and are reflected as interest income in the accompanying Statement of Operations.


Report of Independent Accountants

To the Board of Directors of Institutional Equity Funds, Inc. and
Shareholders of Institutional Small-Cap Stock Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Institutional Small-Cap Stock Fund (one of the portfolios comprising Institutional Equity Funds, Inc., hereafter referred to as the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period March 31, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with custodians, provides a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 19, 2001


Institutional Small-Cap Stock Fund

Tax Information (Unaudited) for the Tax Year Ended 12/31/00
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     o $57,000 from short-term capital gains,

     o $1,338,000 from long-term capital gains, subject to the 20% rate gains category.

     For corporate shareholders, $482,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.